Fees Summary	Sep. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 22,663,708.22
Previously Paid Amount	0.00
Total Fee Amount	3,469.81
Total Offset Amount	0.00
Net Fee	$ 3,469.81